SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                August 15, 1996 (August 12, 1996)
        _________________________________________________
        Date of report (Date of earliest event reported)



                   CHURCHILL TECHNOLOGY, INC.
     _______________________________________________________
     (Exact Name of Registrant as Specified in its Charter)




Colorado                      0-11372             84-0904172
_________________________________________________________________
(State or Other Jurisdiction (Commission        (IRS Employer
 of Incorporation)            File Number)    Identification No.)



181 Cooper Avenue, Tonawanda, New York              14150
_________________________________________________________________
(Address of Principle Executive Offices)          (Zip Code)


Registrant's telephone number, including area code(716)874-8696
                                                  ______________

Former Name or Former Address, if Changed Since Last Report

Item 4.    Changes in Registrant's Certifying Accountant

On August 12, 1996, BDO Seidman, LLP replaced Mitchell Finley and Company, P.C. as Churchill Technology Inc.'s principal accountants. The registrant has not consulted with BDO Seidman, LLP on any accounting or auditing matters during the past two years. On January 1, 1996, Mitchell Finley and Company, P.C. combined their practice into BDO Seidman, LLP. Mitchell Finley and Company's report on the financial statements for the two years ended September 30, 1995 and 1994, contained an unqualified opinion. Also, there were no disagreements on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure with Mitchell Finley and Company, P.C. The registrant has requested that Mitchell Finley and Company, P.C. furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Mitchell Finley and Company's letter to the SEC, dated August 12,
1996, is attached as file exhibit       .

Item 7.   Financial Statements and Exhibits

(c)  Exhibits:

     16. Mitchell Finley and Company's letter addressed to the Securities and Exchange Commission, dated August 12, 1996.

                                                  Exhibit 16

                Mitchell Finley and Company, P.C.
              303 East Seventeenth Ave., Suite 600
                        Denver, CO  80203


August 12, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We were previously principal accountants for Churchill Technology Inc. and on December 1, 1995, we reported on the financial statements of Churchill Technology Inc. as of and for the two years ended September 30, 1995 and 1994. On January 1, 1996, Mitchell Finley and Company, P.C. combined their practice into BDO Seidman, LLP, and on August 12, 1996, we were replaced as principal accountants of Churchill Technology Inc. We have read Churchill Technology Inc.'s statements included under Item 4 of its Form 8-K for August 12, 1996, and we agree with such statements.

Sincerely,



/s/_________________________
Mitchell Finley and Company, P.C.
Certified Public Accountants

Denver, Colorado
August 12, 1996

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CHURCHILL TECHNOLOGY, INC.

August __, 1996               By:
                              Bertha Mitchell, Vice President,
                              Treasurer, Secretary and Chief
                              Financial Officer